UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 2, 2015

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California 91361-3027
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 2, 2015, Mr. Dave Fristoe retired as Principal Accounting Officer of The Ryland Group, Inc. (“Ryland”).  Mr. Fristoe will continue in his role as a Senior Vice President of Ryland until he retires as an employee of Ryland on May 1, 2015.  Effective March 2, 2015, Mr. Gordon Milne, Ryland’s Principal Financial Officer, was appointed to the additional position of Ryland’s Principal Accounting Officer.  Hratch Tavidian has assumed Mr. Fristoe’s position as Corporate Controller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: March 2, 2015	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary